--------------------------------------------------------------------------------

[CLIP ART]                                                            [CLIP ART]

                                    Municipal
                                   High Income
                                    Fund Inc.

                                                                  Quarterly
                                                                    Report

                                                                  [CLIP ART]

                                                                   January
                                                                   31, 2001

--------------------------------------------------------------------------------

===================================[CLIP ART]===================================


                        Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the quarterly report for the Municipal High Income Fund Inc. ("Fund") for the three months ended January 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

      During the period, the Fund distributed income dividends totaling $0.15 per share. The table below shows the Fund's annualized distribution rates and total return based on the Fund's January 31, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

          Price                        Annualized                  Three-Month
        Per Share                  Distribution Rate(2)          Total Return(2)
--------------------------------------------------------------------------------
       $8.79 (NAV)                        6.62%                        0.95%
       $8.870 (NYSE)                      6.56%                       11.02%

      The Fund had a total return of 0.95% based on NAV for the three months ended January 31, 2001. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group of 12 funds returned 0.86% based on NAV for the same period.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market ("NYSE") price as determined by supply and demand of the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in his report. The annualized distribution rate assumes a current monthly income dividend rate of $0.0485 for 12 months. This rate is as of February 28, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(3) Lipper is a major independent mutual fund tracking organization. Average returns are based on the three-month period ended January 31, 2001, calculated among 12 funds in the municipal high income debt funds category with reinvestment of dividends and capital gains excluding sales charges.


                                       1
================================================================================

===================================[CLIP ART]===================================


Investment Strategy

      The Fund seeks high current income exempt from federal income tax(4) by generally investing in intermediate and long-term municipal bonds.

      Because we think the bond markets are likely to remain volatile in the near term, we continue to favor a gradual approach into the bond market. In terms of maturity, we have been moving out a bit along the yield curve(5) in order to take advantage of the positive slope of the yield curve. In addition, we have maintained high average credit quality in the Fund because quality spreads(6) remain relatively narrow.

      During the period, we looked to incorporate additional call protection into the Fund by selling off some of our higher coupon bonds with shorter calls and replacing them with bonds that have a similar high coupon structure, but are not subject to early call.

      One of the ways that we manage the Fund is to seek to create a built-in income stream for the long term. As a result, we have generally focused on seeking to invest in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, we have a fairly long weighted-average life in the Fund because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection may provide shareholders with consistent income if interest rates decline.

Market and Economic Review and Outlook

      During the period, we think more cash was redeployed toward municipal bonds, particularly by more affluent investors. A number of industry publications have reported on the large proportion of new economy millionaires who are now looking to the municipal bond market as a way to possibly offset their higher-risk holdings.(7) If anything, this pattern has accelerated along with the ongoing problems in the technology arena.

      There has also been a significant increase in new issue supply during the period. After a quiet start to 2001, new issue activity in the municipal bond market became robust. During the two week period ended February 16, 2001, roughly $9 billion in new issues came to the market. The forward calendar is heavier than it was at any time in 2000. In our opinion, this pattern has a

----------
(4) Please note that a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").
(5) The yield curve is the graphical depiction of the relationship between the yield on the bonds of the same credit quality but different maturities.
(6) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
(7)   Source: Salomon Smith Barney fixed-income research.


                                       2
================================================================================

===================================[CLIP ART]===================================


number of positive implications for individual investors interested in municipal bonds, including higher yield potential relative to taxable bonds, much better product availability in many specialty states and in the general market and a better selection of bonds from which to choose from.

      However, from mid-December through mid-January, new issuance of municipal bonds virtually disappeared, even as demand remained very strong, a pattern commonly known as the "January effect." This pattern depressed yield in the municipal bond market.

      The municipal bond market performed extremely well in 2000. Yields declined sharply, although not as rapidly as they did on U.S. Treasuries. In the U.S. Treasury bond market, yields declined by roughly 135 basis points(8) on 10-year U.S. Treasury notes, and by 101 basis points on 30-year U.S. Treasury bonds. In municipals, the decline in yield was roughly 75 basis points on revenue bonds, and 90 basis points on high-grade(9) general obligation bonds.

      The Federal Reserve Board ("Fed") has moved more aggressively than usual in response to weaker demand. The Fed lowered interest rates based on just one month of hard data indicating sales and production declines and anecdotal evidence of another weak month. The 100 basis point move at the start of the easing cycle was unprecedented for Fed Chairman Alan Greenspan, marking this as the largest interest rate adjustment in one month since he took the helm of the central bank in 1987. In our view, this prompt monetary easing is likely to accelerate the healing process, even if U.S. economic activity deteriorates abruptly in the near term.

      Our overall outlook for interest rates remains favorable and our expectation for the municipal bond market are one of cautious optimism. State and local governments still have massive needs to improve infrastructure and related facilities. As the U.S. economy softens from the high growth rates experienced in recent years, we believe state and local governments may be less able to rely on budget surpluses to finance these needed projects. Consequently, we think they may turn back to the municipal bond market to obtain funding.

      The powerful U.S. economy from 1991 through 2000 created a structural gap between revenues and expenditures at the federal level, which is reflected in the massive U.S. budget surplus. The same pattern has had an impact on most state and local governments. At the state and local level, many governments have been able to cut taxes and/or spending on a needed projects and yet still experience improving credit quality. Even if the U.S. economy softens

----------
(8)   A basis point is 0.01% or one one-hundredth of a percent.
(9) High-grade bonds are rated triple-A or double-A by Standard & Poor's Ratings Service or Moody's Investors Service, Inc. or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.


                                       3
================================================================================

===================================[CLIP ART]===================================


considerably during the first half of 2001, we think the imbedded increases in revenues relative to expenditures resulting from over nine years of U.S. economic expansion have provided a cushion that should enable most municipal credits to perform very well. Of course, there are no guarantees that this will in fact occur.

      Yields in the U.S. bond markets moved higher in the aftermath of Fed Chairman Alan Greenspan's testimony to Congress. In the upside-down logic that often influences the bond markets, investors have been disappointed that this testimony did not paint a more negative picture regarding U.S. economic growth. Indeed, the recent well-publicized announcements of employment cutbacks notwithstanding, we think there's significant evidence that the current downturn is likely to be relatively modest and short-lived. Seemingly confirming this pattern, retail sales picked up in January 2001.

      Consumer spending is alive and well, and we think the Fed is closer to the end of its easing activities than it is to the beginning. However, it still seems likely to us that the Fed may ease interest rates by an additional 50 basis points. In addition, we think the U.S. economy may return to a reasonable level of growth by the second half of the year. Also supporting this expectation, in our view, is evidence of a well-functioning financial system.

      When you combine all of these favorable trends and assume the resumption of a growing economy, we would expect long-term interest rates, including those from municipal bonds, to end the year roughly where they are as of this writing. Under a weaker economic scenario, however, the Fed might have to cut short-term rates even further, and long-term rates would probably recede as well.

      While a long way from achieving a consensus, potential changes in tax rates could also impact municipal bond markets. Much has been written about President George W. Bush's proposed cut in income tax rates. If enacted, we think this proposal would place modest upward pressure on municipal bond yields relative to taxable bond yields.

      Recent activity regarding this tax bill was noteworthy as Fed Chairman Alan Greenspan endorsed the general idea of tax cuts as a tool to manage the massive projected federal surplus. He specifically endorsed cuts in marginal tax rates as the most effective strategy. However, he did not endorse the idea of the tax cuts as a way to restart the U.S. economy, another rationale that had been pushed aggressively by the new Republican leadership in Washington, D.C.

      In terms of the impact of the tax bill on municipal bond market, we think if tax cuts were to take the form incorporated in the initial Bush proposal, the impact should generally be modest and slow to evolve. One reason is that the cut in tax rates in these proposals is phased in very slowly.


                                       4
================================================================================

===================================[CLIP ART]===================================


      Moreover, the proposed tax cuts may have an effect on relative yields on municipal bonds in comparison with taxable bonds, but that effect is likely to be quite modest. The exception would be if the enormous problems for the tax code created by the current Alternative Minimum Tax ("AMT") system are not resolved during the next few years, but the sharp drop in overall tax cuts are phased in. We view this possibility as being somewhat more problematic for the municipal bond market but also highly unlikely.

      Thank you for investing in the Municipal High Income Fund Inc.


Sincerely,


/s/ Heath B. McLendon                               /s/ Peter M. Coffey


Heath B. McLendon                                   Peter M. Coffey
Chairman                                            Vice President and
                                                    Investment Officer

February 28, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 7 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is of January 31, 2001 and is subject to change.


                                       5
================================================================================

===================================[CLIP ART]===================================


--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 29. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------


                                       6
================================================================================

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                   Schedule of Investments (unaudited)
                                                                January 31, 2001
================================================================================

       FACE
      AMOUNT    RATING(a)                               SECURITY                                           VALUE
==================================================================================================================
Alabama -- 3.5%
$       35,000  AA-     Alabama HFA, Single-Family Housing Revenue,
                           10.500% due 12/1/02...............................................         $     35,962
     4,000,000  BBB-    Butler, AL IDB, Solid Waste Disposal Revenue, (James River
                           Corp. Project), 8.000% due 9/1/28 (b).............................            4,280,000
       615,000  NR      Capstone Improvement District, Brookwood, AL,
                           7.700% due 8/15/23................................................              610,388
     1,000,000  CCC     Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile
                           Energy Services Co. Project), 6.950% due 1/1/20...................               50,000
     1,000,000  AAA     West Jefferson, AL Amusement & Public Park Authority
                           Revenue, (Visionland Project), (Pre-Refunded -- Escrowed
                           with U.S. government securities to 12/1/06 Call @ 102),
                           8.000% due 12/1/26................................................            1,221,250
                                                                                                      ------------
                                                                                                         6,197,600
                                                                                                      ------------
Arizona -- 2.6%
     1,750,000  BB      Gila County, AZ IDA Revenue, ASARCO Inc.,
                           5.550% due 1/1/27.................................................            1,323,437
                        Maricopa, AZ IDA, Multi-Family Housing Revenue:
       500,000  NR         Avalon Apartment Projects, Series C, 10.000% due 4/1/30...........              513,125
     1,000,000  NR         Gran Victoria Housing LLC Project, Series B,
                             10.000% due 5/1/31..............................................            1,020,000
     1,840,000  NR         Phoenix, AZ IDA, Multi-Family Housing Revenue,
                             (Ventana Palms Apartments Project), Series B,
                             8.000% due 10/1/34..............................................            1,853,800
                                                                                                      ------------
                                                                                                         4,710,362
                                                                                                      ------------
Arkansas -- 0.6%
     1,000,000  BBB-    Arkansas State Development Finance Authority, Hospital
                           Revenue, Washington Regional Medical Center,
                           7.375% due 2/1/29.................................................            1,010,000
                                                                                                      ------------
California -- 2.0%
     1,500,000  NR      Barona, CA Band of Mission Indians, 8.250% due 1/1/20................            1,586,250
     1,865,000  Ba2*    Vallejo, CA Certificates of Participation, Touro University,
                           7.375% due 6/1/29.................................................            1,965,244
                                                                                                      ------------
                                                                                                         3,551,494
                                                                                                      ------------
Colorado -- 1.3%
     1,175,000  A       Denver, CO City & County Airport Revenue, Series A,
                           8.000% due 11/15/25 (b)...........................................            1,202,965
     1,000,000  NR      Highline Business Improvement District, Littleton CO,
                           Series B, 8.750% due 12/15/19.....................................            1,026,250
                                                                                                      ------------
                                                                                                         2,229,215
                                                                                                      ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                January 31, 2001
================================================================================

       FACE
      AMOUNT    RATING(a)                               SECURITY                                           VALUE
==================================================================================================================
Connecticut -- 1.9%
                        Connecticut State Development Authority:
$    1,735,000  NR         Aquarium Project Revenue, (Mystic Marinelife Aquarium
                             Project), Series A, 7.000% due 12/1/27..........................         $  1,782,712
     1,475,000  NR         Health Care Revenue, (Independent Living Project),
                             (Pre-Refunded -- Escrowed with state & local
                             government securities to 7/1/03 Call @ 102),
                             Series B, 8.000% due 7/1/17.....................................            1,622,500
                                                                                                      ------------
                                                                                                         3,405,212
                                                                                                      ------------
Delaware -- 0.5%
     1,000,000  NR      Sussex County, DE Assisted Living Facility Revenue,
                           (Heritage at Milford Project), 7.250% due 7/1/29..................              866,250
                                                                                                      ------------
Florida -- 5.3%
     2,000,000  NR      Capital Projects Finance Authority Student Housing Revenue,
                           Florida University, Series A, 7.850% due 8/15/31..................            2,017,500
     2,000,000  NR      Florida Housing Finance Corp., Multi-Family Housing
                           Revenue, (Whistlers Cove Apartment Project),
                           6.500% due 1/1/39 (b).............................................            1,957,500
     2,750,000  NR      Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                           Project), Series A, 6.750% due 7/1/29.............................            2,512,812
       875,000  NR      Homestead, FL IDR, Community Rehabilitation Providers
                           Program, Series A, 7.950% due 11/1/18.............................              914,375
     2,000,000  BBB-    Martin County, FL IDA, IDR, (Indiantown Cogeneration
                           Project), Series A, 7.875% due 12/15/25 (b).......................            2,090,000
                                                                                                      ------------
                                                                                                         9,492,187
                                                                                                      ------------
Georgia -- 4.1%
     1,500,000  NR      Atlanta, GA Urban Residential Finance Authority, Multi-Family
                           Housing Revenue, Park Place Apartments, Series A,
                            6.750% due 3/1/31................................................            1,432,500
     2,000,000  NR      Clayton County, GA Development Authority Revenue,
                           Senior Care Group Inc., (Bayberry Project), Series A,
                           6.750% due 7/1/29.................................................            1,200,000
     1,000,000  NR      Forsyth County, GA Hospital Authority, Revenue Anticipation
                           Certificates, (Baptist Health Care System Project),
                           6.375% due 10/1/28................................................              847,500
       500,000  NR      Fulton County, GA Residential Care Facilities, Senior Lien,
                           Series A, 7.000% due 7/1/29.......................................              419,375
     1,000,000  NR      Gainesville & Hall County, GA Development Authority Revenue,
                           Senior Living Facility, Lanier Village, Series C,
                           7.250% due 11/15/29...............................................              971,250

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                January 31, 2001
================================================================================

       FACE
      AMOUNT    RATING(a)                               SECURITY                                           VALUE
==================================================================================================================
Georgia -- 4.1% (continued)
$    1,435,000  NR      Savannah, GA EDA Revenue, Marshview Inn, Series A,
                           7.125% due 7/1/29.................................................         $  1,332,756
     1,000,000  NR      Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                           Project), 8.500% due 9/1/07.......................................            1,077,500
                                                                                                      ------------
                                                                                                         7,280,881
                                                                                                      ------------
Illinois -- 1.6%
     6,750,000  AAA     Chicago, IL Board of Education, Capital Appreciation GO,
                           (School Reform Project), Series B-1, FGIC-Insured,
                           zero coupon bond to yield 5.214% due 12/1/31......................            1,231,875
     2,000,000  A-      Illinois Development Finance Authority, Hospital Revenue,
                           Adventist Health System/Sunbelt Obligation Group,
                           5.500% due 11/15/29...............................................            1,672,500
                                                                                                      ------------
                                                                                                         2,904,375
                                                                                                      ------------
Indiana -- 2.1%
     2,500,000  BB-     East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
                           6.800% due 6/1/13.................................................            1,881,250
     1,000,000  B       Indiana State Development Finance Authority, PCR, (Inland
                           Steel Co. Project No. 13), 7.250% due 11/1/11 (b).................              785,000
     1,000,000  NR      Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club
                           Project), Series B, 7.500% due 10/1/29............................              990,000
                                                                                                      ------------
                                                                                                         3,656,250
                                                                                                      ------------
Kentucky -- 3.3%
     2,310,000  NR      Jefferson County, KY Student Housing Individual Building
                           Revenue, Collegiate Housing Foundation, Series A,
                           7.000% due 9/1/19.................................................            2,364,863
     1,500,000  BBB-    Kenton County, KY Airport Board Revenue, (Delta Airlines
                           Project), Series A, 7.500% due 2/1/20 (b).........................            1,548,690
     2,000,000  VMIG 1* Louisville & Jefferson County, KY United Parcel Service,
                           3.850% due 1/1/29.................................................            2,000,000
                                                                                                      ------------
                                                                                                         5,913,553
                                                                                                      ------------
Louisiana -- 5.8%
     1,200,000  A3*     Lake Charles, LA Harbor & Terminal District, Port Facilities
                           Revenue, (Trunkline LNG Co. Project), 7.750% due 8/15/22..........            1,276,500
     2,000,000  NR      Louisiana Local Government Environmental Facilities,
                           Community Development Authority Revenue, St. James
                           Place, Series A, 8.000% due 11/1/25...............................            2,015,000
     1,500,000  NR      Louisiana Public Facilities Authority Hospital Revenue, (Lake
                           Charles Memorial Hospital Project), 8.625% due 12/1/30............            1,524,375

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                January 31, 2001
================================================================================

       FACE
      AMOUNT    RATING(a)                               SECURITY                                           VALUE
==================================================================================================================
Louisiana -- 5.8% (continued)
                        Port of New Orleans, LA IDR:
                           Avondale Industries, Inc. Project:
$    1,195,000  NR           8.250% due 6/1/04...............................................         $  1,275,663
     2,900,000  NR           8.500% due 6/1/14...............................................            3,164,625
     1,000,000  BB-        Continental Grain Co. Project, 7.500% due 7/1/13..................            1,025,000
                                                                                                      ------------
                                                                                                        10,281,163
                                                                                                      ------------
Maine -- 0.0%
                        Maine State Housing Authority, Mortgage Purchase Revenue:
        15,000  AA         Series C-2, 7.000% due 11/15/32 (b)...............................               15,731
        20,000  AA         Series D-1, 8.300% due 11/15/28 (b)...............................               20,063
                                                                                                      ------------
                                                                                                            35,794
                                                                                                      ------------
Maryland -- 1.7%
     3,000,000  NR      Maryland State Economic Development Corporate Revenue,
                           Chesapeake Bay, Series A, 7.730% due 12/1/27......................            3,093,750
                                                                                                      ------------
Massachusetts -- 10.0%
     1,000,000  NR      Boston, MA Industrial Development Financing Authority
                           Revenue, (Roundhouse Hospitality LLC Project),
                           7.875% due 3/1/25 (b).............................................            1,012,500
                        Massachusetts State Development Finance Agency Revenue:
     1,000,000  NR         Alliance Health Care Facility, Series A, 7.100% due 7/1/32........              911,250
     1,000,000  NR         Briarwood, Series B, 8.250% due 12/1/30...........................              972,500
                        Massachusetts State Health & Educational Facilities
                           Authority Revenue:
     1,000,000  AAA         Beth Israel Deaconess Medical Center, Series G-4,
                             AMBAC-insured, Variable Rate INFLOS,
                             7.508% due 7/1/25 (c)...........................................            1,047,500
     1,000,000  BBB         Caritas Christi Obligation Group, Series A,
                             5.625% due 7/1/20...............................................              806,250
     1,250,000  Ba2*        Saint Memorial Medical Center Project, Series A,
                             6.000% due 10/1/23..............................................              957,813
     1,775,000  A+      Massachusetts State HFA, Single-Family Housing Revenue,
                           Series 38, 7.200% due 12/1/26 (b).................................            1,877,063
                        Massachusetts State Industrial Finance Agency Revenue:
     2,000,000  NR         Assisted Living Facility, (Marina Bay LLC Project),
                             7.500% due 12/1/27 (b)..........................................            2,000,000
       500,000  NR         Chestnut Knoll Project, Series A, 5.625% due 2/15/25..............              390,000
                           Resource Recovery, (SEMASS Partnership Project):
     1,700,000  NR           Series A, 9.000% due 7/1/15.....................................            1,774,035
     5,740,000  NR           Series B, 9.250% due 7/1/15 (b).................................            5,993,191
                                                                                                      ------------
                                                                                                        17,742,102
                                                                                                      ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                January 31, 2001
================================================================================

       FACE
      AMOUNT    RATING(a)                               SECURITY                                           VALUE
==================================================================================================================
Michigan -- 3.4%
$    2,000,000  BB-     Detroit, MI Local Development Finance Authority,
                           Tax Increment, Series A, 5.500% due 5/1/21........................         $  1,847,500
                        Garden City, MI Hospital Finance Authority, Hospital Revenue,
                           Garden City Hospital Obligation Group, Series A:
     2,000,000  Ba3*         5.625% due 9/1/10...............................................            1,747,500
     1,000,000  Ba3*         5.750% due 9/1/17...............................................              807,500
     2,000,000  NR      Michigan State Strategic Fund, Resource Recovery Limited
                           Obligation Revenue, Central Wayne Energy Recovery LP,
                           Series A, 6.900% due 7/1/19 (b)...................................            1,665,000
                                                                                                      ------------
                                                                                                         6,067,500
                                                                                                      ------------
Minnesota -- 1.0%
     2,000,000  NR      Sartell, MN Health Care & Housing Facilities Revenue,
                           (Foundation for Healthcare Project), Series A,
                           6.500% due 9/1/16.................................................            1,810,000
                                                                                                      ------------
Montana -- 2.5%
     4,530,000  NR      Montana State Board of Investment Resource Recovery
                           Revenue, (Yellowstone Energy LP Project),
                           7.000% due 12/31/19 (b)...........................................            4,462,050
                                                                                                      ------------
New Hampshire -- 0.5%
     1,000,000  BBB-    New Hampshire Higher Educational & Health Facilities
                           Authority Revenue, New Hampshire College,
                           6.375% due 1/1/27.................................................              893,750
                                                                                                      ------------
New Jersey -- 5.6%
     3,000,000  B1*     Camden County, NJ Improvement Authority Revenue, (Health
                           Care Redevelopment Project - Cooper Health System),
                           5.875% due 2/15/15................................................            2,208,750
                        New Jersey EDA, Series A:
     1,000,000  NR         Healthcare Facility Revenue, (Sayreville Senior Living Project),
                             6.375% due 4/1/29...............................................              375,000
     1,000,000  NR         Retirement Community Revenue, 8.250% due 11/15/30.................              990,000
                        New Jersey Health Care Facilities Financing Authority Revenue:
       735,000  Baa3*      Palisades Medical Center Obligation Group, Unrefunded,
                             7.600% due 7/1/21...............................................              735,000
     2,000,000  NR         Raritan Bay Medical Center, 7.250% due 7/1/27.....................            1,817,500
     3,000,000  BBB-       Trinitas Hospital Obligation Group, 7.500% due 7/1/30.............            3,026,250
       800,000  NR      New Jersey State Educational Facilities Authority Revenue,
                           Fairleigh Dickinson University, Series C,
                           6.625% due 7/1/23.................................................              809,000
                                                                                                      ------------
                                                                                                         9,961,500
                                                                                                      ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                January 31, 2001
================================================================================

       FACE
      AMOUNT    RATING(a)                               SECURITY                                           VALUE
==================================================================================================================
New Mexico -- 0.2%
$      415,000  AAA     New Mexico Mortgage Finance Authority, Single-Family
                           Mortgage Program, Series B, FHA-Insured,
                           8.300% due 3/1/20 (b).............................................         $    430,044
                                                                                                      ------------
New York -- 4.6%
       700,000  NR      Brookhaven, NY IDR Agency, Memorial Hospital
                           Medical Center, Series A, 8.250% due 11/15/30.....................              696,500
                        Monroe County, NY IDR Agency:
     1,900,000  NR         Empire Sports Project, Series A, 6.250% due 3/1/28................            1,641,125
     1,000,000  NR         Woodland Village Project, 8.550% due 11/15/32.....................            1,018,750
                        New York City, NY IDA, Civic Facility Revenue:
     1,400,000  NR        7.500% due 8/1/26..................................................            1,408,750
     1,500,000  NR        Special Needs Facility Pooled Program, Series A-1,
                             8.125% due 8/1/19...............................................            1,533,750
                        Suffolk County, NY Industrial Development Agency Civic
                           Facility Revenue, Southampton Hospital Association:
     1,000,000  NR           Series A, 7.250% due 1/1/20.....................................              947,500
     1,000,000  NR           Series B, 7.625% due 1/1/30.....................................              971,250
                                                                                                      ------------
                                                                                                         8,217,625
                                                                                                      ------------
North Carolina -- 2.5%
     2,300,000  NR      Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                           International Airport, 5.600% due 7/1/27 (b)......................            1,779,625
                        North Carolina Medical Care Commission:
                           Health Care Facilities Revenue, First Mortgage,
                             (De Paul Community Facilities Project):
     1,340,000  NR             6.125% due 1/1/28.............................................            1,115,550
     1,000,000  NR             7.625% due 11/1/29............................................              973,750
       750,000  Baa1*      Hospital Revenue, Halifax Regional Medical Center Inc.,
                             5.000% due 8/15/24..............................................              593,438
                                                                                                      ------------
                                                                                                         4,462,363
                                                                                                      ------------
Ohio -- 2.0%
     1,500,000  BBB     Cuyahoga County, OH Hospital Facilities Revenue,
                           (Canton Inc. Project), 7.500% due 1/1/30..........................            1,580,625
                        Montgomery County, OH Health Systems Revenue, Series B-1:
       465,000  AAA        Pre-Refunded -- Escrowed with state & local government
                             securities to 7/1/06 Call @ 102, 8.100% due 7/1/18..............              540,563
     1,035,000  AAA        Un-Refunded -- Escrowed with state & local government
                             securities to 7/1/06 Call @ 102, 8.100% due 7/1/18..............            1,256,231
     1,250,000  NR      Ohio State Solid Waste Revenue, Republic Engineered
                           Steels Inc., 9.000% due 6/1/21 (b)................................              187,500
                                                                                                      ------------
                                                                                                         3,564,919
                                                                                                      ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                January 31, 2001
================================================================================

       FACE
      AMOUNT    RATING(a)                               SECURITY                                           VALUE
==================================================================================================================
Oklahoma -- 0.7%
$    2,000,000  B-      Oklahoma Development Finance Authority Revenue,
                           Hillcrest Healthcare System, Series A,
                           5.625% due 8/15/29................................................         $  1,240,000
                                                                                                      ------------
Pennsylvania -- 12.9%
     2,200,000  B       Allegheny County, PA IDA, Airport Special Facilities Revenue,
                           (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b).............            2,237,400
                        Beaver County, PA IDA, PCR:
     1,500,000  BB+        Cleveland Electric Illuminating Co. Project,
                             7.625% due 5/1/25...............................................            1,597,500
     2,000,000  BB+        Toledo Edison Co. Project, 7.625% due 5/1/20......................            2,147,500
     3,000,000  NR      Dauphin County, PA General Authority Revenue, Hotel &
                           Conference Center, Hyatt Regency, 6.200% due 1/1/29...............            2,658,750
       600,000  VMIG 1* Geisinger, PA Geisinger Health System, 4.050% due 8/1/28.............              600,000
     2,500,000  A3*     Luzerne County, PA IDA, Exempt Facilities Revenue,
                           (Pennsylvania Gas & Water Co. Project), Series B,
                           7.125% due 12/1/22 (b)............................................            2,634,375
     2,840,000  NR      Montgomery County, PA Higher Education & Health
                           Authority Revenue, Temple Continuing Care Center,
                           6.625% due 7/1/19.................................................            2,556,000
       255,000  NR      Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                           Project), 6.875% due 2/1/03.......................................              255,956
     1,000,000  NR      Philadelphia, PA Authority for Industrial Development Revenue,
                           (Host Marriott LP Project), Remarketed 10/31/95,
                           7.750% due 12/1/17 (b)............................................            1,063,750
     1,000,000  AAA     Philadelphia, PA GO, FSA-Insured, 5.000% due 9/15/31.................              956,250
                        Scranton-Lackawanna, PA Health & Welfare Authority Revenue,
                           (Moses Taylor Hospital Project):
     1,905,000  BBB-         6.150% due 7/1/14...............................................            1,726,406
     3,050,000  BBB-         6.250% due 7/1/20...............................................            2,611,563
     2,000,000  NR      Westmoreland County, PA IDA, Redstone, Series B,
                           8.125% due 11/15/30...............................................            1,980,000
                                                                                                      ------------
                                                                                                        23,025,450
                                                                                                      ------------
Puerto Rico -- 0.5%
     1,000,000  BBB-    Puerto Rico Industrial Tourist Educational, Medical &
                           Environmental Control Facilities, (Mennonite General
                           Hospital Project), Series A, 5.625% due 7/1/27....................              822,500
                                                                                                      ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                January 31, 2001
================================================================================

       FACE
      AMOUNT    RATING(a)                               SECURITY                                           VALUE
==================================================================================================================
South Carolina -- 2.3%
                        Connector 2000 Association Inc., SC Toll Road Revenue,
                           Sr. Notes:
                             Capital Appreciation, Series B:
$    3,100,000  BBB-           Zero coupon bond to yield 7.956% due 1/1/27...................         $    484,375
     7,750,000  BBB-           Zero coupon bond to yield 8.150% due 1/1/34...................              726,562
     2,000,000  BBB-         Southern Connector Project, Series A,
                               5.375% due 1/1/38.............................................            1,550,000
       600,000  NR      Florence County, SC IDR, Stone Container Corp.,
                           7.375% due 2/1/07.................................................              602,250
       705,000  NR      McCormick County, SC COP, 9.750% due 7/1/09..........................              713,862
                                                                                                      ------------
                                                                                                         4,077,049
                                                                                                      ------------
South Dakota -- 1.0%
     1,730,000  NR      Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                           7.500% due 7/1/13.................................................            1,733,010
                                                                                                      ------------
Tennessee -- 0.8%
     1,415,000  NR      Shelby County, TN Health, Educational & Housing Facilities
                           Board Revenue, Multi-Family Housing, (Hedgerow
                           Apartments Project), 6.875% due 7/1/36............................            1,347,788
                                                                                                      ------------
Texas -- 7.0%
       550,000  A2*     El Paso, TX Housing Finance Corp., Single-Family Mortgage
                           Revenue, Series A, FHA/VA-Insured, 8.750% due 10/1/11.............              569,871
     2,000,000  Ba2*    El Paso, TX International Airport Revenue, Special Facilities,
                           (Marriott Corp. Project), 7.750% due 3/1/12.......................            2,060,800
     3,000,000  BB      Houston, TX Airport Systems Revenue, Special Facilities,
                           Continental Airlines Inc., Series C,
                           6.125% due 7/15/27 (b)............................................            2,636,250
    10,000,000  AAA     Houston, TX Water & Sewer System Revenue, Capital
                           Appreciation, Series A, FSA-Insured, zero coupon bond to
                           yield 5.500% due 12/1/28..........................................            2,162,500
     1,000,000  CCC++   Northgate Crossing, TX Municipal Utility, District No. 1,
                           GO, 8.875% due 12/1/13............................................              997,500
                        Sam Rayburn, TX Municipal Power Agency, Series A:
     2,645,000  BB         6.750% due 10/1/14................................................            2,661,531
     1,500,000  BB         6.250% due 10/1/17................................................            1,479,375
                                                                                                      ------------
                                                                                                        12,567,827
                                                                                                      ------------
Utah -- 2.1%
     1,675,000  NR      Hurricane, UT Health Facilities Development Revenue,
                           (Mission Health Services Project), 10.500% due 7/1/20.............            1,735,819
     2,000,000  NR      Utah State HFA Revenue, (RHA Community Services
                           of Utah Inc. Project), Series A, 6.875% due 7/1/27................            1,957,500
                                                                                                      ------------
                                                                                                         3,693,319
                                                                                                      ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                January 31, 2001
================================================================================

       FACE
      AMOUNT    RATING(a)                               SECURITY                                           VALUE
==================================================================================================================
Virginia -- 2.1%
$      600,000  NR      Alexandria, VA Redevelopment & Housing Authority,
                           Multi-Family Housing Revenue, (Parkwood Court
                           Apartments Project), Series C, 8.125% due 4/1/30..................         $    613,500
     1,000,000  NR      Fairfax County, VA EDA Revenue, Retirement Community,
                           Greenspring Village Inc., Series A, 7.500% due 10/1/29............            1,002,500
    23,400,000  BBB-    Pocahontas Parkway Association, VA Toll Road Revenue,
                           Capital Appreciation, Sr. Notes, Series B,
                           zero coupon bond to yield 7.438% due 8/15/34......................            2,223,000
                                                                                                      ------------
                                                                                                         3,839,000
                                                                                                      ------------
West Virginia -- 0.6%
     1,000,000  NR      West Virginia Economic Development Authority Revenue,
                           (Stonewall Jackson Project), Series B,
                           8.000% due 4/1/30.................................................            1,020,000
                                                                                                      ------------
Wisconsin -- 1.4%
                        Wisconsin State Health & Educational Facilities
                           Authority Revenue:
     1,060,000  BBB+         Aurora Health Care Inc., Series A, 5.600% due 2/15/29...........              879,800
     1,770,000  NR           Benchmark Healthcare of Green Bay Inc. Project,
                               Series A, 7.750% due 5/1/27...................................            1,604,063
                                                                                                      ------------
                                                                                                         2,483,863
                                                                                                      ------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $184,904,159**).............................................         $178,089,745
                                                                                                      ============

----------
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc., or those identified by a double dagger (++) which are rated by Fitch IBCA, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 17 through 19 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                        Summary of Municipal Bonds by Combined Ratings
                                                    January 31, 2001 (unaudited)
================================================================================

--------------------------------------------------------------------------------
                                         Standard &             Percent of
           Moody's          and/or         Poor's           Total Investments
--------------------------------------------------------------------------------
             Aaa                             AAA                     5.0%
             Aa                              AA                      0.0
              A                               A                      5.2
             Baa                             BBB                    15.5
             Ba                              BB                     13.5
              B                               B                      3.6
             Caa                             CCC                     0.6*
           VMIG 1                            A-1                     1.5
             NR                              NR                     55.1
                                                                   -----
                                                                   100.0%
                                                                   =====

--------------------------------------------------------------------------------
* 0.5% was rated by Fitch IBCA, Inc.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                              Bond Ratings (unaudited)
================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by Standard &
                Poor's. Capacity to pay interest and repay principal is
                extremely strong.
AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the
                adverse effects of changes in circumstances and economic
                conditions than debt in higher rated categories.
BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,       -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance,
CCC and CC      as predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa           -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                  Bond Ratings (unaudited) (continued)
================================================================================

Baa          -- Bonds rated "Baa" are considered as medium grade obligations,
                i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Inc. ("Fitch") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB          -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC,         -- Default on bonds rated "CCC", "CC" and "C" by Fitch is a real
CC and C possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR           -- Indicates that the bond is not rated by Standard & Poor's,
                Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================
A-1          -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1       -- Moody's highest rating for issues having a demand feature--
                VRDO.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                     Security Descriptions (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond
             Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility
             Construction Loan Insurance
CONNIE  -- College Construction Loan
 LEE    --   Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed to Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage
             Corporation
FLAIRS  -- Floating Adjustable Interest Rate
             Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financing Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage
             Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development
             Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors
             Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse
             Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund
             Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest
             Tax-Exempt Securities
SYCC    -- Structured Yield Curve
             Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation
             Notes
VA      -- Veterans Administration
VRWE    -- Variable Rate Wednesday
             Demand

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Statement of Assets and Liabilities (unaudited)
                                                                January 31, 2001
================================================================================

ASSETS
    Investments, at value (Cost -- $184,904,159) ..............   $ 178,089,745
    Receivable for securities sold ............................         975,913
    Interest receivable .......................................       2,767,871
                                                                  -------------
    Total Assets ..............................................     181,833,529
                                                                  -------------

LIABILITIES:
    Payable for securities purchased ..........................         972,850
    Payable to bank ...........................................         712,383
    Dividends payable .........................................         234,683
    Investment advisory fee payable ...........................          63,336
    Administration fee payable ................................          31,408
    Accrued expenses ..........................................          63,306
                                                                  -------------
    Total Liabilities .........................................       2,077,966
                                                                  -------------
Total Net Assets ..............................................   $ 179,755,563
                                                                  =============

NET ASSETS:
    Par value of capital shares ...............................   $     204,551
    Capital paid in excess of par value .......................     189,974,124
    Undistributed net investment income .......................         191,283
    Accumulated net realized loss from security transactions ..      (3,799,981)
    Net unrealized depreciation of investments ................      (6,814,414)
                                                                  -------------
Total Net Assets ..............................................   $ 179,755,563
                                                                  =============
Shares Outstanding ............................................      20,455,083
                                                                  -------------
Net Asset Value ...............................................   $        8.79
                                                                  -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                   Statement of Operations (unaudited)
                                     For the Three Months Ended January 31, 2001
================================================================================

INVESTMENT INCOME:
    Interest ..................................................     $ 3,404,660
                                                                    -----------

EXPENSES:
    Investment advisory fee (Note 3) ..........................         181,225
    Administration fee (Note 3) ...............................          90,612
    Shareholder communications ................................          37,248
    Audit and legal ...........................................          11,072
    Directors' fees ...........................................           6,860
    Shareholder and system servicing fees .....................           6,080
    Pricing service fees ......................................           4,140
    Custody ...................................................           1,372
    Other .....................................................           2,224
                                                                    -----------
    Total Expenses ............................................         340,833
                                                                    -----------
Net Investment Income .........................................       3,063,827
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 4):
    Realized Loss From Security Transactions
    (excluding short-term securities):
       Proceeds from sales ....................................       5,130,064
       Cost of securities sold ................................       5,323,513
                                                                    -----------
    Net Realized Loss .........................................        (193,449)
                                                                    -----------

    Change in Net Unrealized Depreciation of Investments:
       Beginning of period ....................................      (5,349,978)
       End of period ..........................................      (6,814,414)
                                                                    -----------
    Increase in Net Unrealized Depreciation ...................      (1,464,436)
                                                                    -----------
Net Loss on Investments .......................................      (1,657,885)
                                                                    -----------
Increase in Net Assets From Operations ........................     $ 1,405,942
                                                                    ===========

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
[CLIP ART]               For the Three Months Ended January 31, 2001 (unaudited)
                                             and the Year Ended October 31, 2000
================================================================================

                                                        2001           2000
                                                    ------------   ------------
Operations:
    Net investment income .......................   $  3,063,827   $ 12,187,511
    Net realized loss ...........................       (193,449)      (747,050)
    Increase in net unrealized depreciation .....     (1,464,436)    (2,294,875)
                                                    ------------   ------------
    Increase in Net Assets From Operations ......      1,405,942      9,145,586
                                                    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
    Net investment income .......................     (2,976,214)   (11,904,853)
                                                    ------------   ------------
    Decrease in Net Assets From
      Distributions to Shareholders .............     (2,976,214)   (11,904,853)
                                                    ------------   ------------

Decrease in Net Assets ..........................     (1,570,272)    (2,759,267)

NET ASSETS:
    Beginning of period .........................    181,325,835    184,085,102
                                                    ------------   ------------
    End of period* ..............................   $179,755,563   $181,325,835
                                                    ============   ============

* Includes undistributed net investment income of   $    191,283   $    103,670
                                                    ============   ============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                             Notes to Financial Statements (unaudited)
================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities with no readily obtainable market quotations are valued at fair value as determined by an independent pricing service under the supervision of the Fund's Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, during November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums or accrete discounts in all cases. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                 Notes to Financial Statements (unaudited) (continued)
================================================================================

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment advisor to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SSBC also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      During the three months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .........................................................   $4,600,404
                                                                      ==========
Sales .............................................................   $5,130,064
                                                                      ==========

      At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..........................           $  4,692,791
Gross unrealized depreciation ..........................            (11,507,205)
                                                                   ------------
Net unrealized depreciation ............................           $ (6,814,414)
                                                                   ============

                                                 Municipal High Income Fund Inc.
[CLIP ART]                 Notes to Financial Statements (unaudited) (continued)
================================================================================

      5. Capital Loss Carryforwards

      At October 31, 2000, the Fund had, for Federal income tax purposes, approximately $3,606,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                          2002         2003         2004         2005         2007         2008
==================================================================================================
Carryforward Amounts   $1,197,000   $  270,000   $  205,000   $  400,000   $  786,000   $  748,000
==================================================================================================

      6. Capital Shares

      At January 31, 2001, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                                  Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

                                  2001(1)          2000          1999          1998          1997          1996
                                  -------          ----          ----          ----          ----          ----
Net Asset Value,
  Beginning of Period ........   $    8.86       $    9.00     $    9.77     $    9.76     $    9.53     $    9.51
                                 ---------       ---------     ---------     ---------     ---------     ---------
Income (Loss) From Operations:
  Net investment income ......        0.15            0.60          0.58          0.60          0.61          0.63
  Net realized and
  unrealized gain (loss) .....       (0.07)          (0.16)        (0.76)         0.03          0.24            --
                                 ---------       ---------     ---------     ---------     ---------     ---------
Total Income (Loss)
  From Operations ............        0.08            0.44         (0.18)         0.63          0.85          0.63
                                 ---------       ---------     ---------     ---------     ---------     ---------
Less Distributions From:
  Net investment income ......       (0.15)          (0.58)        (0.59)        (0.61)        (0.62)        (0.61)
  In excess of net
  investment income ..........          --              --            --         (0.01)           --            --
                                 ---------       ---------     ---------     ---------     ---------     ---------
Total Distributions ..........       (0.15)          (0.58)        (0.59)        (0.62)        (0.62)        (0.61)
                                 ---------       ---------     ---------     ---------     ---------     ---------
Net Asset Value,
  End of Period ..............   $    8.79       $    8.86     $    9.00     $    9.77     $    9.76     $    9.53
                                 =========       =========     =========     =========     =========     =========
Total Return,
  Based on Market Value ......       11.02%++         9.39%       (15.76)%        9.34%        17.22%        10.22%
                                 ---------       ---------     ---------     ---------     ---------     ---------
Total Return,
  Based on Net Asset Value ...        0.95%++         5.97%        (1.79)%        6.75%         9.41%         7.39%
                                 ---------       ---------     ---------     ---------     ---------     ---------
Net Assets,
  End of Period (000s) .......   $ 179,756       $ 181,326     $ 184,085     $ 197,944     $ 194,133     $ 187,303
                                 =========       =========     =========     =========     =========     =========
Ratios to Average Net Assets:
  Expenses ...................        0.75%+          0.71%         0.73%         0.74%         0.74%         0.77%
  Net investment income ......        6.74+           6.72          6.08          6.07          6.38          6.65
Portfolio Turnover Rate ......           3%             27%           27%           57%           35%           17%
Market Value, End of Period ..   $   8.870       $   8.125     $   8.000     $  10.125     $   9.875     $   9.000

----------
(1)   For the three months ended January 31, 2001 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                  Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                      Dividend
 Record     Payable         NYSE           Net Asset     Dividend   Reinvestment
  Date       Date      Closing Price*        Value*        Paid         Price
 ------     -------    --------------      ---------     --------   ------------
11/23/98   11/27/98        $10.188           $9.72        $0.0510       $9.68
12/21/98   12/24/98         10.000            9.71         0.0485        9.52
 1/26/99    1/29/99          9.625            9.73         0.0485        9.53
 2/23/99    2/26/99          9.625            9.71         0.0485        9.52
 3/23/99    3/26/99          9.750            9.67         0.0485        9.48
 4/27/99    4/30/99          9.563            9.64         0.0485        9.45
 5/25/99    5/28/99          9.250            9.58         0.0485        9.35
 6/22/99    6/25/99          9.000            9.46         0.0485        9.08
 7/27/99    7/30/99          8.938            9.46         0.0485        8.84
 8/24/99    8/27/99          8.562            9.27         0.0485        8.79
 9/21/99    9/24/99          8.375            9.22         0.0485        8.37
10/26/99   10/29/99          7.625            9.00         0.0485        7.98
11/22/99   11/26/99          7.938            9.03         0.0485        7.74
12/27/99   12/30/99          7.313            8.86         0.0485        7.38
 1/25/00    1/28/00          7.750            8.70         0.0485        7.84
 2/22/00    2/25/00          7.813            8.65         0.0485        7.66
 3/28/00    3/31/00          7.438            8.80         0.0485        7.58
 4/25/00    4/28/00          7.625            8.76         0.0485        7.62
 5/23/00    5/26/00          7.750            8.60         0.0485        7.75
 6/27/00    6/30/00          7.563            8.74         0.0485        7.85
 7/25/00    7/28/00          8.094            8.78         0.0485        8.28
 8/22/00    8/25/00         8.4375            8.84         0.0485        8.51
 9/26/00    9/29/00         8.1875            8.83         0.0485        8.36
10/24/00   10/27/00         8.1250            8.86         0.0485        8.10
11/20/00   11/24/00          8.060            8.25         0.0485        7.96
12/21/00   12/16/00         8.0625            8.81         0.0485        8.49
 1/19/01    1/23/01         8.8125            8.79         0.0485        8.61


----------
* As of record date.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                           Quarterly Results of Operations (unaudited)
================================================================================

                                                                                    Net Increase
                                        Net                 Net Realized            (Decrease)
               Investment            Investment            and Unrealized          in Net Assets
                 Income                Income                Gain (Loss)          From Operations
           -------------------   -------------------   ----------------------  ---------------------
 Quarter                  Per                   Per                     Per                     Per
  Ended       Total      Share       Total     Share       Total       Share       Total       Share
--------     -------     -----      -------    -----      -------      -----      -------      -----
 1/31/99   $ 3,334,071   $0.16   $ 2,963,369   $0.15   $  (585,286)   $(0.03)  $ 2,378,083    $ 0.12
 4/30/99     3,361,488    0.16     2,990,635    0.15    (2,036,950)    (0.10)      953,685      0.05
 7/31/99     3,265,290    0.16     2,898,717    0.14    (4,105,413)    (0.20)   (1,206,696)    (0.06)
10/31/99     3,269,246    0.16     2,951,688    0.14    (8,885,590)    (0.43)   (5,933,902)    (0.29)
 1/31/00     3,388,350    0.17     3,059,977    0.15    (7,328,329)    (0.35)   (4,268,352)    (0.20)
 4/30/00     3,238,496    0.16     2,931,920    0.14     1,882,412      0.09     4,814,332      0.23
 7/31/00     3,448,458    0.17     3,122,207    0.16     1,208,370      0.05     4,330,577      0.21
10/31/00     3,397,409    0.17     3,073,407    0.15     1,195,622      0.05     4,269,029      0.20
 1/31/01     3,404,660    0.17     3,063,827    0.15    (1,657,885)    (0.07)    1,405,942      0.08

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                Dividend Reinvestment Plan (unaudited)
================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

                                                 Municipal High Income Fund Inc.
[CLIP ART]                    Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by PFPC an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                        ---------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of January 31, 2001, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                                Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Advisor and Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
8800 Tinicum Blvd.
Third Floor Suite 200
Philadelphia, Pennsylvania 19153

                               [GRAPHIC OMITTED]

                                   [CLIP ART]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              7 World Trade Center
                                New York, NY10048
                                 (212) 723-9218

                                  FD01095 3/01